Exhibit 99

[SAMUEL KLEIN AND COMPANY LETTERHEAD]

February 7, 2005

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, D.C. 20549

Re:

RS Group of Companies, Inc.

Form 8-K

Gentlemen:

We have read Form 8-K dated January 19, 2005 of RS Group of Companies, Inc. and we agree with the statements made in the first three paragraphs of section ‘a’ of Item 4.01 entitled “Changes in Registrant’s Certifying Accountant” except for the fact that Samuel Klein and Company did not report on the financial statements for the year ended December 31, 2004.  We also agree with the statements made in the fifth paragraph.  We have no basis to agree or disagree with the statements made in the fourth paragraph of section ‘a’ or in the entire section ‘b’.

/s/ Samuel Klein and Company

SAMUEL KLEIN AND COMPANY

Newark, New Jersey